Saluda Grade Mortgage Funding LLC ABS-15G

Exhibit 99.6

Selene Diligence LLC (“Selene”) Due

Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1) Type of assets that were reviewed.

Selene New Diligence Advisors LLC performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by Saluda Grade Opportunities Fund LLC (“Client”). The review was conducted between May 19 2024 – July 02 2024 via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.

This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION

Selene was instructed to perform a review on a population totaling 1 Non-QM loans for a total of 1 loans the “Final Securitization Population”).

Credit Reviews (1):

During the Review, Selene performed a credit review on 1 mortgage loans in the Final Securitization Population.

Compliance Review (1)

During the Review, Selene performed a compliance review, as applicable, on 1 mortgage loans in the Final Securitization Population.

Valuation Reviews (1):

During the Review, Selene performed a property valuation review on 1 mortgage loans in the Final Securitization Population.

Data Integrity Review (1):

During the Review, Selene performed a Data Integrity Review on 1 mortgage loans in the Final Securitization Population.

FINAL SECURITIZATION POPULATION

After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 1 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	1	100%
Compliance Population	1	100%
Valuation Population	1	100%
Data Integrity Population	1	100%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organizations identified in Item 3 of the ABS Due Diligence-15E.s, DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (Fitch) (the “NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5)Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Selene assessed the underwriting guidelines and compared the documentation in the loan file against the stated guidelines for adherence.

GUIDELINES

Oaktree Funding Non-Agency Advantage (collectively the “Guidelines”)

LOAN GRADING

The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

SCOPE OF REVIEW

Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A and B, attached hereto).

CREDIT REVIEW

Selene’s credit scope of review conducted on this transaction included the following elements:

●	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Guidelines cited above;

●	Re-calculated LTV, CLTV, income, liabilities and compared these against the Guidelines;

●	Analyzed asset statements to determine whether funds to close and reserves were within the Guidelines;

●	Confirmed that credit scores (FICO) and credit histories were within the Guidelines.

COMPLIANCE REVIEW

With respect to the ATR/QM Exempt loans, Selene’s compliance scope determined the presence and correct execution of required documents such as the promissory note and security instrument.

With respect to the Non-QM loans, Selene’s compliance scope determined whether the mortgage loans comply with the Federal Truth in Lending Act, the Federal Real Estate Settlement Procedures Act, Sections 1098 and 1100A of Dodd Frank, Sections 1411 and 1412 of the Wall Street Reform and Consumer Protection Act, and the Equal Credit Opportunity Act.

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

●	Original Appraisal Assessment

Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

●	Value Supported Analysis

Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DATA INTEGRITY REVIEW

Selene uploads tape data into its due diligence application and compares it to the actual documents provided.

●	Tape data received from lender/client is stored in a secured FTP folder;

●	Tape data is uploaded into the application;

●	Loan Reviewer collects validated loan data;

●	Each received data point is compared to its counterpart collected data point; and

●	Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 1 mortgage loans, (ii) a Compliance Review on 1 mortgage loans (iii) a Valuation Review on 1 mortgage loans, and (iv) a Data Integrity Review on 1 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY

After review of the 1 mortgage loans; 1 mortgage loans had a rating grade of A, 0 mortgage loans had a rating grade of B, 0 mortgage loans had a rating grade of C, and 0 mortgage loans had a rating grade of D.

			Grades per loan (1 overall loans):
		INITIAL RA GRADES - OVERALL				FINAL RA GRADES - OVERALL
NRSRO Grade	Fitch	DBRS	%	NRSRO Grade	Fitch	DBRS	%
A	0	0	0.00%	A	1	1	100.00%
B	0	0	0.00%	B	0	0	0.00%
C	0	0	0.00%	C	0	0	0.00%
D	1	1	100.00%	D	0	0	0.00%

Final Grades per loan broken out by compliance, credit and property:
		FINAL RA GRADES - COMPLIANCE			FINAL RA GRADES - CREDIT
NRSRO Grade	Fitch	DBRS	%	NRSRO Grade	Fitch	DBRS	%
A	1	1	100.00%	A	1	1	100.00%
B	0	0	0.00%	B	0	0	0.00%
C	0	0	0.00%	C	0	0	0.00%
D	0	0	0.00%	D	0	0	0.00%

		FINAL RA GRADES - PROPERTY
NRSRO Grade	Fitch	KBRA	%
A	1	1	100.00%
B	0	0	0.00%
C	0	0	0.00%
D	0	0	0.00%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED

Selene furnished the following reports on this transaction:

1.	Selene Due Diligence Narrative Report

2.	ASF Report

3.	Grading Summary

4.	Exception Detail

5.	Tape Discrepancies

6.	Valuations Report

7.	Supplemental Data

8.	Third Party (TPR) Attestation Form

9.	Attestation Form 15E

APPENDIX A –CREDIT AND COMPLIANCE SCOPE

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

I. Credit Review

Selene will review the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client.

Credit Application

For the Credit Application, Selene will verify whether:

1.	The application is signed by all listed borrowers;

2.	The application is substantially filled out; and

3.	All known borrower-owned properties are disclosed on the Real Estate Owned section.

Credit Report

Selene will verify:

1.	A credit report and/or other credit history documentation is present for each borrower;

2.	Capture the monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;

3.	Note the Real Estate Owned and fraud alerts; and

4.	Gather data required for ASF Report submission which may include:

a)	Most recent FICO Score (scores from Equifax, Experian, and Transunion if available)

b)	Most recent FICO date

c)	Longest Trade Line

d)	Maximum Trade Line

e)	Number of trade lines

f)	Credit Usage Ratio

Employment and Income

Selene will determine whether all applicable supporting documentation as required by the Guidelines is in the file and note indications of potentially fraudulent documents. The documentation will also be used to verify whether the income used to qualify the loan was calculated in accordance with applicable Guidelines. Documentation verifying employment and income may include:

1.	Verbal or Written VOE’s

2.	Pay stubs

3.	W-2 forms

4.	Tax returns

5.	Financial statements

6.	Award letters

7.	Bank statements

Senior Lien Review

Selene will review documentation in the Loan File to confirm the senior lien holder, senior lien type and senior lien balance at origination.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, when required, Selene will look for an independent, third party fraud report in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan does not contain a fraud report and the counterparty cannot produce one, Selene will condition the loan for the missing product.

On this Fraud report Selene shall:

1.	Review for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;
2.	Review for any social security number variations for the borrowers and confirm that the variations have been addressed in the loan file;
3.	Review for any potential occupancy issues based on the borrowers’ address history and confirm that any issues have been addressed in the loan file;
4.	Review for any employment issues and confirm that any issues have been addressed in the loan file;
5.	Review for any additional consumers associated with the borrowers’ profiles and confirm the materiality and material issues have been addressed in the loan file; and
6.	Address all red flag issues.

Additional Review

Selene’s review procedures also include:

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process;

2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file;

3.	Selene will review the mortgage file documents to determine that the mortgage was properly underwritten;

4.	Verification that the DTI, LTV, CLTV , property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the Guideline requirements;

5.	Verification that all borrowers are eligible based on the Guidelines and information in the loan file; and

6.	Verify there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

II. Compliance Review

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§§ 1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means with respect to open-end credit the information that must be provided to satisfy the requirements with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the applicable payment information described in Regulation Z; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	HELOC Disclosure Requirements (§§1026.6 and 40):
i)	Confirm the presence of the home equity brochure entitled “What You Should Know About Home Equity Lines of Credit” and the related timing requirements (12 C.F.R. 1026.40);
ii) iii) iv)

Review the Early Disclosures and the related timing requirements (12 C.F.R. 1026.40);

Review the Initial Disclosures (12 C.F.R. 1026.6); and

Review the HELOC Agreement for limitations on home equity plans (12 C.F.R. 1026.40)

c)	Tolerances (§§1026.14):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR.
d)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
f)	Prohibition on Mandatory Arbitration (§1026.36):
i)	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

2. The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations

3. Selene will review each HELOC to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with state and local laws, regulations and ordinances with respect “high-cost” mortgage loans, “covered” mortgage, “higher-priced” mortgage loans, “home” mortgage loans or similarly designated mortgage loans under those laws enacted to combat anti-predatory lending.

III.	Recording Review

Selene shall note the presence of recorded documents, when available. Selene will verify that documents in the file (most typically closing instructions) include lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

IV.	AVM Valuation Review

Selene will review the raw data AVM outputs/data to ensure that the originator has complied with its valuation criteria outlined in the Guidelines.

All loans had a first secondary AVM ordered through another AVM vendor different than the original to ensure value was supported within 10% of original AVM value, if value was supported an A value was provided. If value was not supported a second secondary AVM was ordered through a third vendor, if value was supported a B grade was assigned. If value was not supported a C grade was assigned.

V.	Data Collection and Data Integrity Review

Selene will compare data fields on the bid tape provided by the Client to the data found in the actual file as captured by Selene. All material discrepancies will be noted.

VI.	Collateral Review

Selene shall review each mortgage loan file and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent (where applicable):

1.	Initial and final loan application;

2.	Lien position;

3.	Right of Rescission Disclosure, as applicable;

4.	Mortgage/Deed of Trust;

5.	Note/HELOC Agreement;

6.	Subordination Agreement;

7.	HELOC Early Disclosures;

8.	Initial HELOC Disclosures/HELOC Agreement; and

9.	The home equity brochure entitled “What You Should Know About Home Equity Lines of Credit.

APPENDIX B – VALUATION REVIEW SCOPE

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities; and (viii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client shall be notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene makes a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Selene confirmed consistency among the valuation products and where applicable, if there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, Selene would review the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes. If there were discrepancies that could not be resolved, Selene created an exception and worked with the client on the next steps for resolution.

Disclaimer

○	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

○	Selene makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Selene may have reviewed valuation information for reasonableness.

○	Selene is not an ‘AMC’ (appraisal management company) and therefore Selene does not opine on the actual value of the underlying property.

●	Selene is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Selene will not have any communication with or responsibility to any individual consumer concerning property valuation.

●	Selene does not confirm whether the appraiser is on the Freddie Mac exclusionary list.